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                                                                   Exhibit 10.54


                                     WAIVER

         This Waiver is made into as of November 8, 2004 (the "Waiver"), by and between COMERICA BANK ("Bank"), and GENAISSANCE PHARMACEUTICALS, INC. ("Borrower").

                                    RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2003, as amended by a First Amendment to Loan and Security Agreement dated as of March 16, 2004 (collectively, the "Agreement"). At the request of Borrower, Bank desires to waive compliance by Borrower of two provisions of the Agreement, to the extent set forth in this Waiver.

         NOW, THEREFORE, the parties agree as follows:

         1. Bank waives compliance by Borrower of (i) Section 6.9 of the Agreement for the period from August 31, 2004 through October 5, 2004 and (ii)
Section 6.8 for the period from the date hereof through November 30, 2004. By December 23, 2004, Borrower shall report compliance with Section 6.8. This is not a continuing waiver, and Borrower shall comply with such Sections for all other periods, and all other provisions of the Agreement.

         2. As a condition to the effectiveness of this Waiver, Borrower shall pay Bank a fee of $5,000 plus Bank Expenses incurred in connection herewith up to $1,500. Unless otherwise defined, all initially capitalized terms in this Waiver shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Waiver shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

         3. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Waiver, and that no Event of Default has occurred and is continuing. This Waiver may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Waiver as of the first date above written.

                                           GENAISSANCE PHARMACEUTICALS, INC.

                                           By: /s/ Ben D. Kaplan
                                               -----------------------------

                                           Title:  Senior VP & CFO



                                           COMERICA BANK

                                           By: /s/ Ron W. Homa
                                               -----------------------------

                                           Title:  Vice President